Exhibit 99.5

Clinical Activity and Tolerability of BLU-667, a Highly Potent and Selective RET Inhibitor, in Patients with Advanced RET-Fusion+ Non-small Cell Lung Cancer

Justin F. Gainor[1], Dae Ho Lee[2], Giuseppe Curigliano[3], Robert C. Doebele[4], Dong-Wan Kim[5], Christina S. Baik[6], Daniel Shao-Weng Tan[7], Gilberto Lopes[8], Shirish M. Gadgeel[9], Philippe Alexandre Cassier[10], Matthew H. Taylor[11], Stephen V. Liu[12], Benjamin Besse[13], Michael Thomas[14], Viola Weijia Zhu[15], Hui Zhang[16], Corinne Clifford[16], Michael R. Palmer[16], Christopher D. Turner[16], Vivek Subbiah[17]

[1]Massachusetts General Hospital, Boston, MA; [2]University of Ulsan College of Medicine, Asan Medical Center, Seoul, Korea, Republic of (South); [3]University of Milano, European Institute of Oncology, Division of Early Drug Development, Milan, Italy; [4]University of Colorado Cancer Center, Aurora, CO; [5]Seoul National University Hospital, Seoul, Korea, Republic of (South); [6]Fred Hutchinson Cancer Research Center, Seattle, WA; [7]National Cancer Center, Singapore, Singapore; [8]Sylvester Comprehensive Cancer Center, University of Miami Health System, Miami, FL; [9]University of Michigan/Rogel Cancer Center, Ann Arbor, MI; [10]Centre Léon-Bérard, Lyon, France; [11]Oregon Health & Science University, Portland, OR; [12]Georgetown University Medical Center, Washington, DC; [13]Paris-Sud University, Orsay and Gustave Roussy, Villejuif, France; [14]Thoraxklinik at Heidelberg University Hospital, Heidelberg, Germany; [15]Chao Family Comprehensive Cancer Center, University of California Irvine School of Medicine, Orange, CA; [16]Blueprint Medicines Inc, Cambridge, MA; [17]The University of Texas MD Anderson Cancer Center, Houston, TX

PRESENTED AT: 2019 ASCO ANNUAL MEETING #ASCO19 Slides are the property of the author, permission required for reuse. PRESENTED BY: Justin F. Gainor PRESENTATION DATE: June 3, 2019

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Disclosures 2 Justin F. Gainor, MD • Honoraria: Pfizer, Novartis, Theravance, Merck, Incyte, Roche • Consulting or advisory role: Bristol-Myers Squibb, Ariad/Takeda, Genentech/Roche, Loxo, Blueprint Medicines, Amgen, Agios, Regeneron, Oncorus • Research funding: Novartis, Genentech, Takeda • Institutional Research funding: Tesaro, Moderna, Blueprint Medicines, Bristol-Myers Squibb, Jounce, Array Biopharma, Adaptimmune, Novartis, Alexo, Merck • Travel: Novartis, Pfizer, Takeda, Genentech/Roche • Employment: Ironwood Pharmaceuticals (Spouse) BLU-667 is an investigational agent discovered by and currently in development by Blueprint Medicines Corporation (Blueprint Medicines) Justin F. Gainor

RET Alterations: Diverse Oncogenic Drivers Lacking Targeted Therapeutic Approach

Non-small cell lung cancer: ~1-2% RET fusions[1,2]

Advanced medullary thyroid cancer: ~90% RET mutations[3]

Papillary thyroid cancer: ~20% RET fusions[4]

Multiple other tumor types including esophageal, breast, melanoma, colorectal, and leukemia: <1% RET-altered[5,6]



NSCLC patients with RET fusions have not significantly benefited from existing therapy

- Chemotherapy: nonspecific, low response rates, significant toxicity
- Checkpoint inhibition: Preliminary evidence for lack of benefit in RET-altered NSCLC[7]
- Multikinase inhibitors: ↓ activity, ↑ off-target toxicity[8,9]

No selective RET inhibitors are approved

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NSCLC, non-small cell lung cancer; ORR, overall response rate; PFS, progression-free survival.
1. Lipson, et al. *Nat Med* 2012; 2. Takeuchi, et al. *Nat Med* 2012; 3. Romei, et al. *Oncotarget* 2018; 4. Santoro, et al. *J Clin Invest* 1992; 5. Kato, et al. *Clin Cancer Res* 2017; 6. Ballerini, et al. *Leukemia* 2012; 7. Mazieres, et al. *JCO* 2018; 8. Drilon, et al. *Lancet* 2017; 9. Yoh, et al. *Lancet Respir Med* 2017

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BLU-667 Potently and Selectively Inhibits RET Alterations and Resistance Mutants

BLU-667: High kinome selectivity for RET[a]



BLU-667 vs. pharmacologically relevant kinases:

- ~90-fold more selective for RET than VEGFR2
- 20-fold more selective for RET than JAK1



KIF5B-RET
Cabozantinib-resistant KIF5B-RET(V804L)
Tumor Volume(mm³)
Days after start of treatment
0
500
1000
1500
2000
2500
3000
2
4
6
8
10
12
14
Vehicle QD
Cabozantinib 60 mg/kg QD
BLU-667 3 mg/kg BID
BLU-667 10 mg/kg BID
BLU-667 30 mg/kg BID

In vivo models of implanted, engineered Ba/F3 cells[1]

BLU-667 Cellular activity in KIF5B-RET[2]

	KIF5B-RET	KIF5B-RET V804L	KIF5B-RET V804M	KIF5B-RET V804E
BLU-667	10.1 nM (1x)	8.1 nM (0.8x)	14.1 nM (1.4x)	8.1 nM (0.8x)

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[a]Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. BLU-667 is an investigational agent discovered and currently in development by Blueprint Medicines Corporation (Blueprint Medicines). 1. Subbiah, et al. *Cancer Discovery* 2018; 2. Blueprint internal data

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ARROW: BLU-667 Dose-Escalation and Expansion Study

Part 1: Dose-Escalation (N=62; Complete)[1]

RET-altered advanced solid tumors

BLU-667: 30-600 mg by daily oral administration (QD or BID)

Phase 2 dose determined (400 mg QD) →

ARROW is registered with clinicaltrials.gov (NCT03037385)

Part 2: Expansion Cohorts (Ongoing)

BLU-667 400 mg QD

- Unresectable, advanced solid tumor
- RET alteration status by local tumor testing
- No additional driver mutation
- ECOG PS 0-1
- Asymptomatic brain metastases allowed
- Progressive disease or intolerant to SOC therapy, or not a candidate

Primary objectives:

Overall response rate (RECIST 1.1)

Safety

- RET fusion+ NSCLC, prior platinum (n=80)
- RET fusion+ NSCLC, platinum naïve (n=40)
- MTC, prior cabozantinib or vandetanib (n=60)
- MTC, no prior cabozantinib or vandetanib (n=40)
- Other RET fusion+ tumors (n=40)
- Other RET-mutated tumors (n=20)
- RET-altered, prior selective RET inhibitor (n=20)

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BID, twice daily dosing; ECOG PS, Eastern Cooperative Oncology Group performance status; MTC, medullary thyroid cancer; QD, once daily dosing; RECIST, response evaluation criteria in solid tumors; SOC, standard of care.

1. Subbiah, et al. *Cancer Res* 2018.

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Baseline Characteristics RET Fusion+ Advanced NSCLC Patients ECOG PS, Eastern Cooperative Oncology Group Performance Status. aSmoking history is unknown for one patient. bIncludes RET fusion+ by fluorescence in situ hybridization (FISH); RET fusion partner to be determined via central analysis. Data cut-off date: 28 Apr 2019. Justin F. Gainor 6 RET Fusion Partner KIF5B 66% CCDC6 13% Other (DOCK1, EML4) 2% Fusion partner unknownb 19% RET-Fusion+ Advanced NSCLC 400 mg QD Starting Dose Characteristic All (N=120) Prior Platinum (N=91) Age (years), median (range) 60 (28-87) 60 (28-85) Male, n (%) 59 (49) 45 (49) ECOG PS, n (%) 0 46 (38) 33 (36) 1-2 74 (62) 58 (64) Brain metastases, n (%) 48 (40) 36 (40) Prior systemic regimens, median (range) 2 (0-11) 2 (1-11) Any prior anticancer treatment 101 (84) 91 (100) Chemotherapy, n (%) 92 (77) 91(100) PD-1 or PD-L1 inhibitor, n (%) 47 (39) 41 (45) Chemotherapy + PD-(L)1 combination, n (%) 41 (34) 41 (45) Multikinase inhibitor, n (%) 21 (18) 20 (22) Smoking historya Current/Prior 41 (34) 33 (36) Never 78 (65) 57 (63) Histology Adenocarcinoma 114 (95) 87 (96) Other 6 (5) 4 (4)

BLU-667 is Well Tolerated by Patients with RET Fusion+ Advanced NSCLC RET Fusion+ Advanced NSCLC 400 mg QD Starting Dose (N=120) Adverse Events Treatment-Emergent (≥15% overall) Treatment-Related All Grade ≥3 All Grade ≥3 Constipation 30% 2% 17% 2% Neutropeniaa 26% 13% 26% 13% AST increased 24% 5% 20% 2% Fatigue 21% 3% 13% 3% Hypertension 20% 13% 13% 10% Anemia 18% 7% 11% 4% Diarrhea 18% 2% 9% - Pyrexia 18% - 2% - ALT increased 17% 3% 13% 2% Cough 17% - 3% - Dry mouth 17% - 12% - Justin F. Gainor Among 120 pts with advanced NSCLC receiving BLU-667 starting dose of 400 mg QD: • Treatment-related toxicity is generally low-grade and reversible • 7% discontinued BLU-667 due to treatment-related toxicity* - Pneumonitis, respiratory distress/ hypoxemia, mucositis/colitis, myelosuppression, gait disturbance, anemia Additional grade ≥3 treatment related AEs (≥2%): increased CPK (3%), leukopeniab (3%). 7 aCombined term including decreased neutrophils and neutropenia. bCombined term including leukopenia and white blood cell count decreased. AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; CPK, creatine phosphokinase. Data cut-off date: 28 Apr 2019. * Across the entire study (n=276), rate of discontinuation due to treatment-related toxicity is 4%.

BLU-667 Demonstrates Substantial Antitumor Activity in RET Fusion+ Advanced NSCLC 8 CI, confidence interval; CR, complete response; DCR, disease control rate (best response of SD or better); ORR, overall response rate; PD, progressive disease; PR, partial response; SD, stable disease. Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. Response-evaluable population includes patients with measurable disease at baseline and ≥1 evaluable post-treatment disease assessment, and excludes 4 patients who previously received >1 cycle of a selective RET inhibitor. -100 -80 -60 -40 -20 0 20 40 Maximum % Reduction from Baseline Sum of Diameters of Target Lesions BLU-667 Starting Dose 400 mg QD Platinum-naive Prior Platinum Justin F. Gainor * All responses are confirmed on two consecutive assessments as per RECIST 1.1. ● 5/7 (71%) treatment-naïve patients had confirmed PR Best Response All (N=48) Prior Platinum (N=35) ORR (95% CI) 58% (43–72) 60% (42–76) CR* PR* SD PD 1 27 18 2 1 20 14 - DCR (95% CI) 96% (86–99) 100% (90–100)

0 2 4 6 8 10 12 14 16 Treatment Duration (Months) BLU-667 Induces Rapid and Durable Responses in RET Fusion+ Advanced NSCLC 9 Justin F. Gainor Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. Treatment ongoing Treatment after PD Post-treatment follow-up CR PR PD - Most responses occur at the first scan (week 8) - 82% of responding patients remain on treatment as of the data cut-off - Median duration of response not yet reached - Patients have been on treatment up to 24 months (including dose-escalation and regardless of starting dose) Duration of Treatment and Response: BLU-667 Starting Dose 400 mg QD

BLU-667 is Active Regardless of Prior Checkpoint Treatment Justin F. Gainor -100 -80 -60 -40 -20 0 20 40 Maximum Reduction - Sum of Diameter Change from Baseline, % BLU-667 Starting Dose 400 mg QD 10 Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. -100 -80 -60 -40 -20 0 20 40 Maximum % Reduction from Baseline Sum of Diameters of Target Lesions BLU-667 Starting Dose 400 mg QD Prior PD-1 or PD-L1 inhibitor PD-1 and PD-L1 inhibitor naïve

BLU-667 is Active Across RET Fusion Genotypes Justin F. Gainor -100 -80 -60 -40 -20 0 20 40 Maximum % Reduction from Baseline Sum of Diameters of Target Lesions BLU-667 Starting Dose 400 mg QD CCDC6 KIF5B Other/unknown 11 Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19.

BLU-667 is Active Regardless of CNS Involvement Justin F. Gainor -100 -80 -60 -40 -20 0 20 40 Maximum % Reduction from Baseline Sum of Diameters of Target Lesions BLU-667 Starting Dose 400 mg QD CNS involvement No CNS involvement 12 CNS, central nervous system Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19.

BLU-667 is Active Against Intracranial Metastases • 7 of 9 (78%) patients had shrinkage of measurable brain metastases • No patients at 400 mg QD starting dose had progression due to new CNS involvement Justin F. Gainor 13 aData shown for 9 patients with brain lesion(s) identified as RECIST 1.1 target lesions at baseline. Data cut-off date: 28 Apr 2019. 0 2 4 6 8 -100 -75 -50 -25 0 25 50 Months on Study C h a n g e i n S u m o f D i a m e t e r o f T a r g e t B r a i n L e s i o n s , % Shrinkage of Brain Metastasesa RET fusion partner: Unknown CCDC6 KIF5B

BLU-667 is Active Against Intracranial Metastases



Baseline | Cycle 3, Day 1

- 52-year-old woman, RET fusion+ NSCLC, prior platinum and checkpoint inhibitor
- Near-complete resolution of previously untreated target brain metastasis after two months of BLU-667 400 mg QD
- Continues to receive treatment with ongoing confirmed PR (70% shrinkage) at ~6 months

Images courtesy of Dr. Stephen Liu, Georgetown University, Washington, D.C.


RFA
LHP

Baseline | Cycle 3, Day 1

- 59-year-old man, RET fusion+ NSCLC, prior platinum and checkpoint inhibitor
- Complete resolution of previously untreated nontarget brain metastasis after two months of BLU-667 400 mg QD
- Continues to receive treatment with ongoing confirmed PR (67% shrinkage) at ~6 months

Images courtesy Dr. P Cassier Centre Leon Berard, Lyon, FR

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Data cut-off 28 Apr 19.

Rapid and Robust Clearance of RET Variant ctDNA with BLU-667


RET Fusion+ Advanced NSCLC,
BLU-667 starting dose 400 mg QD
%ctDNA Reduction
(C2D1 from Baseline)
0
-50
-100
Best response
PD
SD
PR

Among patients receiving a BLU-667 starting dose of 400 mg QD:

- 18/20 (90%) with detectable RET fusion ctDNA at baseline had complete clearance within the first cycle
- Clearance of genomic driver variants ctDNA has been associated with improved cancer outcomes[1–3]

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ctDNA: circulating tumor DNA. Data cut-off date: 28 Apr 2019. 1. Cabel, et al. *Ann Oncol* 2017; 2. Mok, et al. *Clin Cancer Res* 2015; 3. Drilon, et al. *Nat Rev Clin Oncol* 2018; Awad, et al. *J Thorac Oncol* 2018.

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BLU-667 has Activity in Other RET Fusion+ Malignancies

- PR in 2/2 patients with metastatic pancreatic cancer
  - 67 yo male, CCDC6-RET fusion, continues with confirmed PR (53% shrinkage) at ~6 months
  - 31 yo male, TRIM33-RET and JMJD1C-RET fusions, continues treatment after PR (41% shrinkage) at first response assessment
- PR in a patient with intrahepatic bile duct carcinoma
  - 51 yo female, NCOA4-RET fusion, continues with confirmed PR (67% shrinkage) at ~15 months
- ORR 83% (5/6)* in RET-fusion PTC (Abstract 6018 presented June 1, 2019)
- Safety profile similar to what was seen in RET fusion+ NSCLC

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* Confirmation of response is pending for two patients. Data cut-off date: 28 Apr 2019.

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Conclusions

- BLU-667 demonstrates broad and durable antitumor activity in patients with RET fusion+ advanced NSCLC
  - 60% ORR and 100% DCR in patients previously treated with platinum chemotherapy, and 58% ORR in all RET fusion+ patients
  - Responses observed regardless of treatment history, RET fusion partner or CNS involvement
  - Active against intracranial metastases
  - Well tolerated at 400 mg QD with most AEs grade 1/2
- BLU-667 has FDA breakthrough therapy designation in RET fusion+ NSCLC that progressed following platinum based chemotherapy
- Data support expansion of ARROW trial in treatment-naïve NSCLC patients and continued enrollment of other RET-altered solid tumor groups

RP2D, recommended phase 2 dose.
Data are preliminary and based on a data cut-off date of April 28, 2019.

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Acknowledgments

- Participating patients and families
- BLU-667-1101 Investigators and research coordinators
  - The University of Texas MD Anderson Cancer Center, Houston, TX, United States
  - Oregon Health & Science University, Portland, OR, United States
  - Massachusetts General Hospital Cancer Center, Boston, MA, United States
  - University of Pennsylvania, Philadelphia, PA, United States
  - University of California Irvine Medical Center, Irvine, CA, United States
  - University of Miami, Miami, FL, United States
  - Georgetown University Medical Center, Washington, District of Columbia, United States
  - University of Washington, Seattle, WA, United States
  - University of Michigan, Ann Arbor, MI, United States
  - Cornell University, New York, NY, United States
  - University of Colorado, Aurora, CO, United States
  - Washington University School of Medicine, St. Louis, MO, United States
  - Mayo Clinic, Rochester, MN, United States
  - Mayo Clinic, Jacksonville, FL, United States
  - Mayo Clinic, Phoenix, AZ, United States
  - Texas Oncology, Dallas, TX, United States
  - Thoraxklinik Heidelberg, Heidelberg, Germany
  - Universitatsklinikum Essen, Essen, Germany
  - Pius-Hospital Oldenberg, Oldenberg, Germany
  - Vall d'Hebron University Hospital, Barcelona, Spain
  - Hospital Universitario 12 de Octubre, Madrid, Spain
  - Hospital Universitario Ramon y Cajal, Madrid, Spain
  - Hospital Clinic Barcelona, Barcelona, Spain
  - Hospital Duran I Reynals, Barcelona, Spain
  - Centre Leon Berard, Lyon, France
  - Gustave Roussy, Villejuif, France
  - Institut Claudius Regaud, Toulouse, France
  - CHU de Rennes, Rennes, France
  - CHRU de Lille, Lille, France
  - Institut Bergonie, Bordeaux, France
  - University College of London NHS Foundation Trust, London, UK
  - Guy's Hospital St. Thomas NHS Foundation Trust, London, UK
  - The Christie NHS Foundation Trust, Manchester, UK
  - University of Milano, Istituto Europeo di Oncologia, Milan, Italy
  - Grande Ospedale Metropolitano Niguarda, Milan, Italy
  - University Medical Center Gronigen, Gronigen, Netherlands
  - National Cancer Centre Singapore, Singapore, Singapore
  - Seoul National University Hospital, Seoul, Republic of Korea
  - Asan Medical Center, Seoul, Republic of Korea
  - Severance Hospital, Seoul, Republic of Korea
  - National Taiwan University Hospital, Taipei, Taiwan
- Colleagues at Blueprint Medicines Corporation

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